===============================================================================

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                               Tut Systems, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                               [TUT SYSTEMS LOGO]

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  May 16, 2001

TO THE STOCKHOLDERS OF TUT SYSTEMS, INC.:

   NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Tut Systems, Inc., a Delaware corporation, will be held on Wednesday, May 16, 2001 at 10:00 a.m., local time, at the Four Points Sheraton, 5115 Hopyard Road, Pleasanton, California, for the following purposes:

  1. To elect three Class III directors for a term of three years or until their successors are duly elected and qualified;

  2. To ratify the appointment by our Board of Directors of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending December 31, 2001; and

  3. To transact such other business as may properly come before the meeting or any adjournment thereof.

   The foregoing items of business are more fully described in the accompanying proxy statement. Our Board of Directors has established the close of business on March 19, 2001 as the record date for determining the stockholders entitled to notice of, and vote at, the annual meeting or any adjournment thereof.

   All stockholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to vote, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. If a stockholder who has submitted a proxy attends the annual meeting in person, that stockholder may revoke the proxy and vote in person on all matters submitted at the annual meeting.

                                          By Order of the Board of Directors

                                          /s/ Nelson Caldwell

                                          Nelson Caldwell
                                          Vice President Finance, Chief
                                           Financial Officer and Secretary

Pleasanton, California
April 9, 2001

                               TUT SYSTEMS, INC.

                           5964 W. Las Positas Blvd.
                         Pleasanton, California 95488

                                PROXY STATEMENT

                    2001 ANNUAL MEETING OF THE STOCKHOLDERS
                            TO BE HELD MAY 16, 2001

                                                                  April 9, 2001

                                 INTRODUCTION

   The board of directors (the "Board of Directors") of Tut Systems, Inc., a Delaware corporation (the "Company"), hereby solicits your proxy on behalf of the Company for use at the 2001 annual meeting (the "Annual Meeting") of the Company's stockholders and at any postponements or adjournments thereof. The Annual Meeting will be held at the Four Points Sheraton, 5115 Hopyard Road, Pleasanton, California, on May 16, 2001, at 10:00 a.m. local time.

   At the Annual Meeting, the following matters will be considered:

  (1) The election to the Company's Board of Directors of three Class III directors to serve until the 2004 annual meeting of stockholders or until their respective successors are duly elected and qualified;

  (2) The ratification of the appointment by the Board of Directors of PricewaterhouseCoopers LLP as the Company's independent auditors for the 2001 fiscal year; and

  (3) The transaction of such other business as may properly come before the Annual Meeting.

   The Board of Directors recommends that stockholders vote FOR the election as directors of the nominees named herein and FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for the 2001 fiscal year.

   The Company's principal executive office is located at 5964 W. Las Positas Blvd., Pleasanton, California 95488, and its telephone number is (925) 460-3900. The Company expects to mail this proxy statement and the accompanying proxy on or about April 9, 2001.

                            RECORD DATE AND VOTING

Record Date; Outstanding Shares

   Stockholders of record at the close of business on March 19, 2001 are entitled to notice of and to vote at the Annual Meeting. As of March 19, 2001, 16,241,973 shares of our common stock, $0.001 par value, were issued and outstanding. The closing price of our common stock on March 19, 2001, as reported by Nasdaq, was $3.81 per share.

Revocability of Proxies

   Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to us or our transfer agent a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

Voting and Solicitation

   On all matters other than the election of directors, each share has one vote. With respect to the election of directors, please see "Election of Directors-Required Vote."

   The cost of soliciting proxies will be borne by us. We have retained the services of American Stock Transfer and Trust Company to aid in the solicitation of proxies. We will reimburse American Stock Transfer and Trust Company for reasonable out-of-pocket expenses. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of our directors, officers and regular employees, without additional compensation, personally or by telephone, telegram, telefax or otherwise.

Quorum; Abstentions; Broker Non-votes

   The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of our common stock issued and outstanding on March 19, 2001. Shares that are voted "FOR," "AGAINST" or "ABSTAIN" on a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote, or votes cast, at our Annual Meeting with respect to such matter.

   While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, we believe that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of votes cast with respect to a matter (other than the election of directors). In the absence of controlling precedent to the contrary, we intend to treat abstentions in this manner. Accordingly, with the exception of the proposal for the election of directors, abstentions will have the same effect as a vote against the proposal. Because directors are elected by a plurality vote, abstentions in the election of directors have no impact once a quorum exists. In addition, broker non-votes with respect to proposals set forth in this proxy statement will be counted only for purposes of determining the presence or absence of a quorum and will not be considered votes cast. Accordingly, broker non-votes will not affect the determination as to whether the requisite majority of votes cast has been obtained with respect to a particular matter.

                                 PROPOSAL ONE

                             ELECTION OF DIRECTORS

General

   Our Board of Directors is currently comprised of seven directors who are divided into three classes with overlapping three-year terms. A director serves in office until his or her respective successor is duly elected and qualified or until his or her earlier death or resignation. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of an equal number of directors.

Nominees for Class III Directors

   Three Class III directors are to be elected at the Annual Meeting for a three-year term ending in 2004. Our Board of Directors has nominated Salvatore D'Auria, Roger Moore and Saul Rosenzweig for re-election as Class III directors. Unless otherwise instructed, the persons named in the enclosed proxy intend to vote proxies received by them for the re-election of Messrs. D'Auria, Moore and Rosenzweig. We expect that each of Messrs. D'Auria, Moore and Rosenzweig will accept such nomination; however, in the event that any nominee is unable to or declines to serve as a director at the time of the Annual Meeting, proxies will be voted for a substitute nominee or nominees designated by our present Board of Directors. The term of office of each person elected as a director will continue until such director's term expires in 2004 or until such director's successor has been duly elected and qualified.

Information Regarding Nominees and Other Directors

   Set forth below is certain information regarding the nominees for Class III directors and each of our other directors whose term of office continues after the Annual Meeting. Information as to the stock ownership of each director and all of our current directors and executive officers as a group is set forth below under "Security Ownership of Certain Beneficial Owners and Management."

Class III Director Nominees

                                                                                     Director
          Name           Age                  Principal Occupation                    Since
          ----           ---                  --------------------                   --------
Salvatore D'Auria.......  45 Chairman of the Board, President and Chief Executive      1994
                             Officer of the Company
Roger Moore.............  59 President, Chief Executive Officer and a Director of      1997
                             Illuminet, Inc.
Saul Rosenzweig.........  75 General Partner of Rosetree Partners and President and    1992
                             Chief Executive Officer of RZ Group, Inc.

Class I Directors

Clifford H. Higgerson...  61 General Partner of Vanguard Venture Partners and a        1993
                             Partner of Communications Ventures, Inc.
David Spreng............  39 Managing General Partner of Crescendo Venture             1994
                             Management LLC

Class II Directors

Neal Douglas............  42 Managing General Partner of Spectrum Equity Investors,    1997
                             L.P. and a General Partner of AT&T Ventures
George Middlemas........  54 Managing General Partner of Apex Investment Partners      1995

         NOMINEES FOR CLASS III DIRECTORS WITH TERMS EXPIRING IN 2004

   Salvatore D'Auria has served as our President, Chief Executive Officer and one of our directors since August 1994. Since January 2000, Mr. D'Auria has served as Chairman of our Board of Directors. He served as our Chief Operating Officer from May 1994 to August 1994. From August 1993 to May 1994, Mr. D'Auria performed various consulting services for networking software companies. Mr. D'Auria joined Central Point Software in October 1989 as Director of Product Marketing and was appointed as Vice President of Marketing in April 1990, and held various Vice President positions until August 1993. From 1980 to 1989, Mr. D'Auria served in various marketing and management positions at Hewlett-Packard. Mr. D'Auria holds a B.S. in Physics from Clarkson University.

   Roger Moore has served as one of our directors since March 1997. Mr. Moore has served as President and Chief Executive Officer of Illuminet, Inc., a provider of network, database and billing services to the communications industry, since October 1998, and as a director of Illuminet since July 1998. Mr. Moore also served as President and Chief Executive Officer of Illuminet from January 1996 to August 1998. From September 1998 to October 1998, Mr. Moore served as President, Chief Executive Officer and a director of VINA Technologies, Inc., a telecommunications equipment company. Mr. Moore has served as a director of Western Digital since 2000. Mr. Moore holds a B.S. in General Science from Virginia Polytechnic Institute and State University.

   Saul Rosenzweig has served as one of our directors since January 1992. Mr. Rosenzweig has been a general partner of Rosetree Partners, a venture investing group, since 1982. He has also served as President and Chief Executive Officer of Snap Software from 1994 to 1996, as Chairman of the Board of Comm 2000, Inc. from 1997 to 1999, and as President and Chief Executive Officer of RZ Group, Inc., a communications management firm, since 1981. Mr. Rosenzweig holds B.S. degrees in Naval Science and in Industrial Management from Georgia Institute of Technology.

            INCUMBENT CLASS I DIRECTORS WHOSE TERMS EXPIRE IN 2002

   Clifford H. Higgerson has served as one of our directors since July 1993. Since 1991, Mr. Higgerson has been a general partner of Vanguard Venture Partners, a venture capital firm specializing in high technology start-ups. Since 1987, Mr. Higgerson has also been a partner of Communications Ventures, Inc. Mr. Higgerson also is a director of Advanced Fibre Communications and Digital Island, Inc. Mr. Higgerson earned his B.S. in Electrical Engineering from the University of Illinois and an M.B.A. in Finance from the University of California at Berkeley.

   David Spreng has served as one of our directors since February 1994. Mr. Spreng has served as the Managing General Partner of Crescendo Venture Management, LLC since September 1998. Mr. Spreng served in various capacities at Investment Advisers, Inc. from 1989 to 1993. Mr. Spreng is also a director of Allied Riser Communications, Cosine Communications and Oplink Communications. Mr. Spreng holds a B.S. in Finance and Accounting from the University of Minnesota.

            INCUMBENT CLASS II DIRECTORS WHOSE TERMS EXPIRE IN 2003

   Neal Douglas has served as one of our directors since December 1997. Since December 1999, he has been a Managing General Partner of Spectrum Equity Investors, and since January 1993, he has been a General Partner of AT&T Ventures, a venture capital firm. From May 1989 to January 1993, Mr. Douglas was a partner of New Enterprise Associates, a venture capital firm. Additionally, he was a Member of the Technical Staff at Bell Laboratories. Mr. Douglas holds a B.S. in Electrical Engineering from Cornell University, an M.S. in Electrical Engineering from Stanford University, and an M.B.A. from the University of California at Los Angeles.

   George Middlemas has served as one of our directors since March 1995. Mr. Middlemas has been managing General Partner of Apex Investment Partners, a venture capital firm, since 1991. Prior to that time, Mr. Middlemas served as Vice President and principal with Inco Venture Capital Management, and a vice president and member of the investment committee of Citicorp Venture Capital. Mr. Middlemas also serves as a member of the Board of Directors of Securities Dynamics Technologies, Inc., Pure Cycle Corporation, a water and water recycling technology company, Online Resources & Communications Corporation, a provider of electronic commerce solutions, Data Critical Corporation, a provider of wireless communication and information systems which allow access to critical health information, Qorus.com, Inc., a provider of Internet protocol-based communications solutions, and DigitalGoods.com. Mr. Middlemas holds an M.B.A. from Harvard University, an M.A. in Political Science from the University of Pittsburgh and a B.A. in History and Political Science from The Pennsylvania State University.

   There are no family relationships among any of the Company's directors or executive officers.

Board Meetings and Committees

   Our Board of Directors held a total of seven meetings during 2000. During 2000, no director other than David Spreng attended fewer than 75% of the meetings of our Board of Directors. No director attended fewer than 75% of the meetings of committees, if any, upon which such director served. Certain matters approved by our Board of Directors were approved by unanimous written consent.

   The Audit Committee of our Board of Directors currently consists of Clifford H. Higgerson, Saul Rosenzweig and David Spreng. Our Audit Committee reviews our annual audit and meets with our independent auditors to review our internal accounting procedures and financial management practices. Our Audit Committee held a total of four meetings during 2000.

   The Compensation Committee of our Board of Directors currently is composed of Neal Douglas and Roger Moore. Our Compensation Committee makes recommendations concerning salaries, stock options, incentives and other forms of compensation for our directors, officers and other employees, subject to ratification by our full Board of Directors. Our Compensation Committee is also empowered to administer our various stock plans. Our Compensation Committee held a total of four meetings during 2000.

   Our Board of Directors does not have a nominating committee or any committee performing such function.

Director Compensation

   Our directors currently receive a $12,000 one time retainer fee and $1,200 for each board meeting attended plus $500 for each committee meeting attended and are reimbursed for out-of-pocket expenses incurred in connection with their attendance at meetings of our Board of Directors or any committee of the Board of Directors. In addition, we have granted our outside directors options to purchase 12,000 shares of our common stock. These options accelerate in the event a director is removed from the Board within twelve months of a change of control for reasons other than cause. Our directors also are eligible to receive additional discretionary option grants pursuant to our 1998 Stock Plan and our employee directors are also eligible to participate in our 1998 Employee Stock Purchase Plan.

Compensation Committee Interlocks and Insider Participation

   The members of our Compensation Committee of our Board of Directors are Messrs. Douglas and Moore. None of the members of our Compensation Committee is currently or has been, at any time since our formation as a company, one of our officers or employees. During 2000, none of our executive officers (i) served as a member of the compensation committee (or other board committee performing similar functions or, in the absence of any such committee, the board of directors) of another entity, one of whose executive officers served on our Compensation Committee, (ii) served as a director of another entity, one of whose executive officers served on our Compensation Committee, or (iii) served as a member of the compensation committee (or other board committee performing similar functions or, in the absence of any such committee, the board of directors) of another entity, one of whose executive officers served as one of our directors.

Required Vote

   If a quorum is present and voting, the three nominees for director receiving the highest number of votes will be elected to our Board of Directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum, but have no other legal effect under Delaware law. See "Record Date and Voting--Quorum; Abstentions; Broker Non-Votes."

   OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES LISTED ABOVE.

                                 PROPOSAL TWO

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

   Our Board of Directors has selected PricewaterhouseCoopers LLP as our independent auditors to audit our financial statements for our fiscal year ending December 31, 2001. PricewaterhouseCoopers LLP (or its predecessor, Coopers & Lybrand L.L.P.) has audited our financial statements since 1992. Our Board of Directors recommends that stockholders vote for ratification of such appointment. In the event of a negative vote or ratification, our Board of Directors will reconsider its selection. A representative of PricewaterhouseCoopers LLP is expected to be available at our Annual Meeting with the opportunity to make a statement if such representative desires to do so, and is expected to be available to respond to appropriate questions.

Required Vote

   Although stockholder approval is not required for the appointment of PricewaterhouseCoopers LLP since our Board of Directors has the responsibility for selecting auditors, our Board of Directors has conditioned its appointment of our independent auditors upon the receipt of the affirmative vote of a majority of the votes duly cast at our Annual Meeting. In the event that our stockholders do not approve the selection of PricewaterhouseCoopers LLP, our Board of Directors will reconsider its selection.

                OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
   THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR
                INDEPENDENT AUDITORS FOR THE 2001 FISCAL YEAR.

                               OTHER INFORMATION

Executive Officers

   Our executive officers as of February 28, 2001 are as follows:

          Name           Age                             Position
          ----           ---                             --------
Salvatore D'Auria.......  45 President, Chief Executive Officer and Chairman of the Board
Nelson Caldwell.........  44 Vice President of Finance, Chief Financial Officer and Secretary
Craig Bender............  58 Vice President of Market Development
Mark Carpenter..........  40 Vice President of Products
Avi Caspi...............  49 Vice President of Operations
Ian Moir................  47 Vice President of Technology

   Salvatore D'Auria has served as President, Chief Executive Officer and a director since August 1994. Since January 2000, Mr. D'Auria has served as Chairman of the Board of Directors. He served as our Chief Operating Officer from May 1994 to August 1994. From August 1993 to May 1994, Mr. D'Auria performed various consulting services for networking software companies. Mr. D'Auria joined Central Point Software in October 1989 as Director of Product Marketing and was appointed as Vice President of Marketing in April 1990, and held various Vice President positions until August 1993. From 1980 to 1989, Mr. D'Auria served in various marketing and management positions at Hewlett-Packard. Mr. D'Auria holds a B.S. in Physics from Clarkson University.

   Nelson Caldwell has served as our Vice President of Finance and Chief Financial Officer since June 1997. Since January 2000, Mr. Caldwell has served as Secretary. From May 1995 to May 1997, Mr. Caldwell served as Chief Financial Officer and Secretary of Telechips Corporation, a computer telephony device company. Mr. Caldwell also served as the interim President and Chief Executive Officer and a director of Telechips from February 1997 to May 1997. Prior to that time, Mr. Caldwell held various positions at Coopers & Lybrand L.L.P. from June 1989 through April 1995, most recently as Manager in the Business Assurance practice. Mr. Caldwell holds a B.S. in Business Administration from California State University, Chico, and is a Certified Public Accountant.

   Mark Carpenter has served as our Vice President of Products since January 2001. From March 2000 to December 2000, Mr. Carpenter was Vice President of Marketing at the Company. From April 1999 to March 2000, Mr. Carpenter was Senior Director of Marketing, New Desktop Product Marketing at Compaq Computer Corporation. From April 1997 to March 1999 Mr. Carpenter was Director of Engineering, Internet and Home Networking at Compaq. Prior to that time, Mr. Carpenter was Senior Manager, Emerging Products, in the Consumer Division of IBM Corporation from January 1996 to March 1997, and Lead Architect, Embedded Network Systems, at IBM from January 1994 to January 1996. Mr. Carpenter holds a B.S. in Computer Science form Worcester Polytechnic Institute.

   Craig Bender has served as our Vice President of Market Development since June 1997. Prior to that time, Mr. Bender was with Integrated Network Corporation where he served as Vice President of Marketing from 1988 to 1992, as Vice President of International Business Development from 1992 to 1996 and as Vice President of Integrated Network Corporation's DAGAZ division until 1997. Mr. Bender holds a B.S.E.E. from Syracuse University, an M.S.E.E. from the University of California at Los Angeles and an AT&T-sponsored Executive M.B.A. from Pace University.

   Avi Caspi has served as our Vice President of Operations since November 1999. From June 1999 until November 1999, Mr. Caspi worked as an independent consultant, and from February 1998 to June 1999, he was Vice President of Operations for Netro Corporation, a wireless equipment company. From November 1997 to February 1998, he worked as an independent consultant. Mr. Caspi was Vice President of Quality and Director of Manufacturing Operations for Packard Bell NEC from November 1991 to November 1997. Prior to that time, he held various positions with Alps Electrics, Allegretti & Company and Rain Bird Corporation. Mr. Caspi holds an M.B.A. from Pepperdine University, an M.S. in Industrial and Systems Engineering from the University of Southern California, a B.S. in Industrial Engineering from California State Polytechnic University and a B.S. in Practical Mechanical Engineering from ORT Tel-Aviv Technical Institute in Israel.

   Ian Moir has served as our Vice President of Technology since January 2001. From May 2000 to January 2001, Mr. Moir served as our Engineering Director. Mr. Moir was Engineering Director of Xstreamis Plc, a company which he founded in April 1997, and which was acquired by the Company in May 2000. From July 1984 though March 1997, Mr. Moir was Director of Network Technology for the U.K. arm of Florida-based Telematics International.

   Our executive officers are appointed by the board of directors and serve until their successors are elected or appointed. There are no family relationships among any of our executive officers.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth as of December 31, 2000 certain information with respect to the beneficial ownership of our common stock as to:

  . each person known by us to own beneficially more than 5% of the outstanding shares of our common stock;

  .  our Chief Executive Officer and each of our named executive officers;

  .  each of our directors; and

  .  all of our directors and executive officers as a group.

   Except as otherwise indicated, and subject to applicable community property laws, the persons named below have sole voting and investment power with respect to all shares of common stock held by them.

   Applicable percentage ownership in the table is based on 15,910,796 shares of common stock outstanding as of December 31, 2000. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. Shares of common stock subject to options that are presently exercisable or exercisable within 60 days of December 31, 2000 are deemed outstanding for the purpose of computing the percentage ownership of the person or entity holding options or warrants, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or entity. If any shares are issued upon exercise of options, warrants or other rights to acquire our capital stock that are presently outstanding or granted in the future or reserved for future issuance under our stock plans, there will be further dilution to new public investors.

   Unless otherwise indicated below, each person or entity named below has an address in care of our principal executive offices.

                                                         Number of
                                                           Shares    Percentage
                                                        Beneficially     of
                   Beneficial Owner                        Owned     Ownership
                   ----------------                     ------------ ----------
5% Beneficial Owners

Microsoft Corporation(1)...............................  1,083,503      6.8%
Kahn Investment Management, LLC(2).....................    829,300      5.2%

Officers and Directors

Salvatore D'Auria(3)...................................    150,691        *
Nelson Caldwell(4).....................................     13,065        *
Sanford Bennett........................................      6,589        *
Avi Caspi(5)...........................................     18,165        *
Matthew Taylor(6)......................................     32,716        *
Thomas Warner(7).......................................     52,187        *
Neal Douglas(8)........................................     12,163        *
Clifford H. Higgerson(9)...............................      7,000        *
George M. Middlemas(10)................................     34,675        *
Roger H. Moore(11).....................................      9,583        *
Saul Rosenzweig(12)....................................     26,213        *
David Spreng(13).......................................      7,000        *
All officers and directors as a group (14 persons).....    408,830      2.6%

--------
  * Less than 1%.
(1) The address of record for Microsoft Corporation is One Microsoft Way, Building 8, Redmond, WA 98502-6399.
(2) The address of record for Kahn Investment Management, LLC is 5506 Worsham Court, Windemere, Florida 34786.
(3) Includes 149,017 shares issuable pursuant to options or rights exercisable within 60 days of December 31, 2000.
(4) Consists of 13,065 shares issuable pursuant to options exercisable within 60 days of December 31, 2000.
(5) Includes 17,915 shares issuable pursuant to options exercisable within 60 days of December 31, 2000.
(6) Includes 32,708 shares issuable pursuant to options exercisable within 60 days of December 31, 2000.
(7) Includes 25,771 shares issuable pursuant to options exercisable within 60 days of December 31, 2000.
(8) Includes 7,000 shares issuable pursuant to options exercisable within 60 days of December 31, 2000.
(9) Includes 7,000 shares issuable pursuant to options exercisable within 60 days of December 31, 2000.
(10) Includes 17,875 shares held Elkhorn, L.P. and 9,800 shares held by Horatio, L.P. Mr. Middlemas is the partner of each of these entities. Mr. Middlemas disclaims beneficial ownership of these shares except to the extent of his proportional partnership interest therein. Also includes 7,000 shares issuable pursuant to options exercisable within 60 days of December 31, 2000.
(11) Includes 8,583 shares issuable pursuant to options exercisable within 60 days of December 31, 2000.
(12) Consists of 19,213 shares held by Rosetree Partners General Partnership. Mr. Rosenzweig is a general partner of Rosetree Partners General Partnership. Mr. Rosenzweig disclaims beneficial ownership of these shares except to the extent of his proportional partnership interest therein. Also includes 7,000 shares issuable pursuant to options exercisable within 60 days of December 31, 2000.
(13) Includes 7,000 shares issuable pursuant to options exercisable within 60 days of December 31, 2000.

                            EXECUTIVE COMPENSATION

Summary Compensation Table.

   The following table sets forth the compensation earned by our Chief Executive Officer and our four other most highly compensated executive officers for services to us in all capacities during each of the years ended December 31, 2000, 1999, and 1998:

                          Summary Compensation Table

                                                         Long-Term Compensation
                                 Annual Compensation             Awards
                              -------------------------- -----------------------
                                                         Securities
   Name and Principal                                    Underlying  All Other
        Position         Year  Salary   Bonus   Other(1)  Options   Compensation
   ------------------    ---- -------- -------- -------- ---------- ------------
Salvatore D'Auria....... 2000 $249,519 $140,625   $--      67,000     $     --
                         1999  224,230  110,000    --     125,000           --
                         1998  187,500   12,500    --      75,000       18,230(2)

Nelson Caldwell......... 2000  171,923   70,500    --      20,000           --
                         1999  142,846   46,188    --      30,000           --
                         1998  118,442   31,625    --      12,500           --

Sanford Benett(5)....... 2000  124,216   65,013    --     200,000      215,799(3)
                         1999       --       --    --         --            --
                         1998       --       --    --         --            --

Avi Caspi............... 2000  160,000   28,964    --      20,000           --
                         1999   20,308       --    --      40,000           --
                         1998       --       --    --         --            --

Allen Purdy(6).......... 2000   41,033   38,625    --         --       104,351(4)
                         1999  142,308   96,668    --      15,000           --
                         1998  138,962   71,875    --      12,500           --

Matthew Taylor(7)....... 2000  150,000   35,625    --     100,000           --
                         1999  153,891   35,625    --       5,000           --
                         1998  149,808   35,100    --      12,500           --

Thomas Warner(8)........ 2000  147,212   39,189    --      30,000           --
                         1999  140,000   35,438    --       2,000           --
                         1998  140,000   25,875    --      13,750           --

--------
(1) Other annual compensation in the form of perquisite and other personal benefits, securities or property has been omitted in those cases where the aggregate amount of such compensation is the lesser of either $50,000 or 10% of the total of annual salary and bonus for the executive officer.
(2) Represents the principal portion of certain indebtedness between the Company and Mr. D'Auria which was forgiven during 1998 pursuant to a loan agreement and secured promissory note for an aggregate of $125,000. The loan did not bear interest. Pursuant to the loan agreement, we forgave 25% of the principal amount of the loan each year. The loan has been discharged in full.
(3) Consists of compensation in the amount of $202,035, paid pursuant to the employment agreement between the Company and Mr. Benett dated October 30, 2000. Also includes a payment of $13,764 for accrued paid time off through November 30, 2000.
(4) Consists of compensation in the amount of $80,000, paid pursuant to the separation agreement between the Company and Mr. Purdy dated June 20, 2000. Also includes a payment of $24,351 for accrued paid time off through September 30, 2000.
(5) Effective November 30, 2000, Sanford Benett is no longer an executive officer or employee of the Company.

(6) Effective September 30, 2000, Allen Purdy is no longer an executive officer or employee of the Company.
(7) Effective January 19, 2001, Matthew Taylor is no longer an executive officer, director, or employee of the Company.
(8) Effective February 23, 2001, Thomas Warner is no longer an executive officer or employee of the Company.

Stock Option Information.

   The following table sets forth certain information for the year ended December 31, 2000 with respect to each grant of stock options to our Chief Executive Officer and our four other most highly compensated executive officers:

             Option Grants During the Year Ended December 31, 2000

                                                                              Potential Realizable
                                                                                Value at Assumed
                         Number of     Percent of                             Annual Rates of Stock
                         Securities   Total Options                            Price Appreciation
                         Underlying    Granted to                              For Option Term(5)
                          Options     Employees in  Exercise Price Expiration ---------------------
          Name            Granted        2000(3)     Per Share(4)     Date        5%        10%
          ----           ----------   ------------- -------------- ---------- ---------- ----------
Salvatore D'Auria.......   67,000(1)      2.65%         $31.38     4/17/2010  $1,322,016 $3,350,246
Nelson Caldwell.........   20,000(1)      0.79%          59.59     6/20/2010     749,564  1,899,541
Sanford Benett (6)......  200,000(2)      7.92%          40.56     2/14/2010   5,101,908 12,929,235
Avi Caspi...............   20,000(2)      0.79%          45.00     1/16/2010     566,005  1,434,369
Allen Purdy (7).........       --           --              --                        --         --
Matthew Taylor (8)......  100,000(1)      3.96%          31.38     4/17/2010   1,973,156  5,000,457
Thomas Warner (9).......   30,000(1)      1.19%          68.25     6/30/2010   1,287,662  3,263,187

--------
(1) The options granted vest as to 1/48th of the shares for each month which expires from the date of grant.
(2) These options granted vest as to one-fourth of the shares after one year and thereafter as to 1/48th of the shares for each month which expires from the date of grant.
(3) In 2000 the Company granted employees options to purchase an aggregate of 2,525,352 shares of our common stock. This total does not include options granted to non-employees of the Company, such as directors and consultants.
(4) The exercise price per share of each option was equal to the fair value of our common stock based on the closing price per share of our common stock as quoted on the Nasdaq National Market on the trading day prior to the date of grant.
(5) In accordance with the rules of the Securities and Exchange Commission, shown are the gains or "options spreads" that would exist for the respective options granted. These gains are based on the assumed rates of annual compound stock price appreciation of 5% and 10% from the date the option was granted over the full option term. These assumed annual compound rates of stock price appreciation are mandated by the rules of the SEC and do not represent our estimate or projection of future prices of our common stock.
(6) Effective November 30, 2000, Sanford Benett is no longer an executive officer or employee of the Company.
(7) Effective September 30, 2000, Allen Purdy is no longer an executive officer or employee of the Company.
(8) Effective January 19, 2001, Matthew Taylor is no longer an executive officer, director, or employee of the Company.
(9) Effective February 23, 2001, Thomas Warner is no longer an executive officer or employee of the Company.

Aggregate Option Exercises and Option Values.

   The following table sets forth information with respect to our Chief Executive Officer and our four other most highly compensated executive officers concerning option exercises for the fiscal year ended December 31, 2000 and exercisable and unexercisable options held as of December 31, 2000:

                                                  Number of Securities
                                                 Underlying Unexercised   Value of Unexercised In-
                          Number of                    Options at           the-Money Options at
                           Shares                   December 31, 2000       December 31, 2000(1)
                         Acquired on   Value    ------------------------- -------------------------
          Name            Exercise    Realized  Exercisable Unexercisable Exercisable Unexercisable
          ----           ----------- ---------- ----------- ------------- ----------- -------------
Salvatore D'Auria.......   112,267   $9,241,571   137,891      161,043     $562,741     $127,969
Nelson Caldwell.........    27,800    1,696,477     8,898       45,627       27,204       46,903
Sanford Benett(2).......        --           --        --           --           --           --
Avi Caspi...............        --           --    10,833       49,167           --           --
Allen Purdy(3)..........    33,125    1,946,618        --           --           --           --
Matthew Taylor(4).......        --           --    27,915        8,585       51,796       21,329
Thomas Warner(5)........    10,724      595,548    20,989       34,845      129,481       46,013

--------
(1) The fair market value of our common stock based on the closing price of our common stock as quoted on the Nasdaq National Market on December 31, 2000 was $8.25 per share.
(2) Effective November 30, 2000, Sanford Benett is no longer an executive officer or employee of the Company.
(3) Effective September 30, 2000, Allen Purdy is no longer an executive officer or employee of the Company.
(4) Effective January 19, 2001, Matthew Taylor is no longer an executive officer, director, or employee of the Company.
(5) Effective February 23, 2001, Thomas Warner is no longer an executive officer or employee of the Company.

                             CERTAIN TRANSACTIONS

   As part of our acquisition of FreeGate Corporation, completed on February 14, 2000, we assumed a note receivable from Sanford Benett in the amount of $143,453 and bearing interest at 7% per annum. Effective November 30, 2000, Sanford Benett, formerly our Chief Operating Officer, is no longer an executive officer or employee of the Company. Upon his termination, the terms of this note receivable were amended to make the note receivable plus accrued interest due and payable on November 30, 2001.

   On April 28, 2000, we entered into a loan agreement and secured promissory note with Mark Carpenter, our Vice President of Products, in the amount of $150,000 to be used toward the purchase of Mr. Carpenter's principal residence. This loan will bear no interest and will be forgiven at a rate of 25% on April 28, 2001, the first year anniversary date, and ratably at each monthly anniversary date over the thirty-six month period from April 28, 2001 through April 28, 2004. This loan forgiveness is contingent upon Mr. Carpenter's continued employment. The loan will be due on April 28, 2004.

   On June 20, 2000, the Company entered into a settlement agreement with Allen Purdy. Pursuant to the settlement agreement, the Company agreed to pay Mr. Purdy's base salary and bonus from June 30, 2000 to September 30, 2000. A total of $104,351 was paid to Mr. Purdy under this arrangement.

   On October 27, 2000, the Company and Sanford Benett executed a letter agreement confirming payment to Mr. Benett of $215,799 and the vesting of 75,000 shares pursuant to an existing Employment Agreement between the Company and Mr. Benett.

   During 2000, we granted options to certain of our executive officers and directors. We intend to grant options to our executive officers and directors in the future.

   We have entered into indemnification agreements with our executive officers, directors and certain significant employees containing provisions that are in some respects broader than the specific indemnification provisions contained in the General Corporation Law of Delaware. These agreements provide, among other things, for indemnification of the executive officers, directors and certain significant employees in proceedings brought by third parties and in stockholder derivative suits. Each agreement also provides for advancement of expenses to the indemnified party.

        REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

   The Compensation Committee of the Board of Directors establishes the general compensation policies of the Company as well as the compensation plans and specific compensation levels for executive officers. It also administers the Company's employee stock benefit plan for executive officers. The Compensation Committee is currently composed of independent, non-employee directors who, except as disclosed under "Compensation Committee Interlocks and Insider Participation," have no interlocking relationships as defined by the Securities and Exchange Commission.

   The Compensation Committee believes that the compensation of the executive officers, including that of the Chief Executive Officer (collectively the "Executive Officers"), should be influenced by the Company's performance. The Committee establishes the salaries and bonuses of all of the Executive Officers by considering (i) the Company's financial performance for the past year, (ii) the achievement of certain objectives related to the particular Executive Officer's area of responsibility, (iii) the salaries and bonuses of executive officers in similar positions of comparably-sized companies and (iv) the relationship between revenue and executive officer compensation. The Committee believes that the Company's executive officer salaries and bonuses in 2000 were comparable in the industry for similarly-sized businesses.

   In addition to salary and bonus, the Committee, from time to time, grants options to Executive Officers. The Committee thus views option grants as an important component of its long-term, performance-based compensation philosophy. Since the value of an option bears a direct relationship to the Company's stock price, the Committee believes that options motivate Executive Officers to manage the Company in a manner which will also benefit shareholders. As such, options are granted at the current market price. And one of the principal factors considered in granting options to an Executive Officer is the Executive Officer's ability to influence the Company's long-term growth and profitability.

                                          Compensation Committee of the Board
                                           of Directors

                                          Roger Moore
                                          Neal Douglas

THE FOREGOING COMPENSATION COMMITTEE REPORT SHALL NOT BE DEEMED TO BE "SOLICITING MATERIAL" OR TO BE FILED WITH THE SEC, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY PAST OR FUTURE FILING UNDER THE SECURITIES ACT OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES IT BY REFERENCE INTO SUCH FILING.

            REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

   Pursuant to the Audit Committee Charter adopted by the Board of Directors, the Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. The Company's management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Company's Annual Report on Form 10-K with the Company's management, including a discussion regarding the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

   The Audit Committee reviewed the judgments of PricewaterhouseCoopers LLP, the Company's independent auditors who are responsible for expressing an opinion on the conformity of the Company's audited financial statements with general accepted accounting principles in the United States of America, as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards, including the Statement on Auditing Standards No. 61, as modified or supplemented. In addition, the Audit Committee discussed with PricewaterhouseCoopers LLP their independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board in Standard No. 1 (Independence Discussion with Audit Committee), as modified or supplemented, which the Audit Committee received from PricewaterhouseCoopers LLP.

   The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their respective audits. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting. The Audit Committee held four meetings during 2000.

   The fees billed to the Company by PricewaterhouseCoopers LLP for fiscal year 2000 were as follows:

   Audit Fees. PricewaterhouseCoopers LLP's fee for its audit of the Company's annual financial statements and its review of the Company's quarterly financial statements was $276,200, of which $186,200 was billed in fiscal year 2000.

   All Other Fees. PricewaterhouseCoopers LLP billed the Company a total of $1,172,654 for services rendered that are not described above.

   The Audit Committee has considered whether the provision of the services included in the category "All Other Fees" is compatible with maintaining PricewaterhouseCoopers LLP's independence. The Board of Directors also has determined that none of the directors who serve on the Audit Committee has a relationship to the Company that may interfere with his independence from the Company or its management. Consequently, each director who serves on the Audit Committee is "Independent" for purposes of the National Association of Securities Dealers listing standards.

   In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors approved such recommendation) that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission. The Audit Committee and the Board have also recommended, subject to stockholder approval, the selection of PricewaterhouseCoopers LLP as the Company's independent auditors for the year ending December 31, 2001.

                                          Submitted by the Audit Committee

                                          Clifford H. Higgerson
                                          Saul Rosenzweig
                                          David Spreng

                               PERFORMANCE GRAPH

   The following graph compares the cumulative total return to stockholders on our common stock with the cumulative total return of the Nasdaq Stock Market Index-U.S. and the Hambrecht & Quist Technology Index. The graph assumes that $100 was invested on January 29, 1999, the date of our initial public offering, in our common stock, the Nasdaq Stock Market Index-U.S. and the Hambrecht & Quist Technology Index, including reinvestment of dividends. No dividends have been declared or paid on our common stock. Historic stock price performance is not necessarily indicative of future stock price performance.








         COMPARISON OF CUMULATIVE TOTAL RETURN OF ONE OR MORE
   COMPANIES, PEER GROUPS, INDUSTRY INDEXES AND/OR BROAD MARKETS
                               FISCAL YEAR ENDING
                        ---------------------------------
COMPANY/INDEX/MARKET    1/29/1999  12/31/1999  12/29/2000
Tut Systems Inc            100.00       93.26       14.35
H&Q Technology Index       100.00      196.46      127.00
NASDAQ Markets Index       100.00      160.35      100.79
SOURCE: MEDIA GENERAL FINANCIAL SERVICES
        P.O. BOX 85333
        RICHMOND, VA 23293
        PHONE: 1-(800) 446-7922
        FAX:   1-(804) 649-6826



   THE INFORMATION CONTAINED IN THE STOCK PERFORMANCE GRAPH SHALL NOT BE DEEMED TO BE "SOLICITING MATERIAL" OR TO BE FILED WITH THE SEC, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY FUTURE FILING UNDER THE SECURITIES ACT OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES IT BY REFERENCE INTO SUCH FILING.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Exchange Act requires our executive officers, directors and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Such executive officers, directors and ten-percent stockholders are also required by SEC rules to furnish us with copies of all forms that they file pursuant to
Section 16(a). In 2000, a series of Forms 4 were mistakenly filed via facsimile, and consequently such reports were not considered to be filed in a timely manner. These reports were subsequently refiled on a late basis. The following summarizes the executive officers and directors whose reports were not timely filed, the number of reports and the number of transactions (sales or acquisitions made in one day are reported as a single transaction): Craig
E. Bender (two reports involving three transactions); Nelson B. Caldwell (two reports involving four transactions); Salvatore D'Auria (two reports involving four transactions); Neal M. Douglas (two reports involving five transactions); Shaw Mathews (one report involving two transactions); Allen Purdy (two reports involving three transactions); Matthew Taylor (two reports involving four transactions); and Thomas Warner (three reports involving three transactions). Other than as set forth above and based solely on our review of copies of such forms we received, or on written representations from certain reporting persons that no other reports were required for such persons, we believe that during 2000 all of the Section 16(a) filing requirements applicable to our executive officers, directors and 10% stockholders were complied with.

             STOCKHOLDER PROPOSALS FOR NEXT YEAR'S ANNUAL MEETING

   Proposals of our stockholders that are intended to be presented by such stockholders at our next Annual Meeting of Stockholders to be held in 2002 must be received by us no later than December 10, 2001 in order that they may be considered for possible inclusion in the proxy statement and form of proxy relating to that meeting.

   In addition, our Bylaws establish an advance notice procedure with regard to certain matters, including stockholder proposals not included in our proxy statement, to be brought before an annual meeting of stockholders. For nominations or other business to be properly brought before the meeting by a stockholder, such stockholder must provide written notice to our Secretary at least 90 days in advance of the annual or special meeting, which notice must contain certain specified information concerning the matters to be brought before such meeting and the stockholder proposing such matters. In the event that less than 100 days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the earlier of the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. A copy of the full text of the Bylaw provision discussed above may be obtained by writing to our Secretary. All notices of proposals by stockholders, whether or not included in our proxy materials, should be sent to Tut Systems, Inc., 5964 W. Las Positas Blvd., Pleasanton, California 95488.

   If a stockholder intends to submit a proposal at the next annual meeting of stockholders, which is not eligible for inclusion in the proxy statement relating to that meeting, the stockholder must give notice to us in accordance with the requirements set forth in the Securities Exchange Act of 1934, as amended, no later than February 27, 2002. If a stockholder does not comply with the foregoing notice provision, the proxy holders will be allowed to use their discretionary voting authority when and if the proposal is raised at the next annual meeting of stockholders.

                                   FORM 10-K

   The Company will provide without charge to any stockholder, upon the stockholder's written request, a copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2000. Requests should be sent to Tut Systems, Inc., 5964 W. Las Positas Blvd., Pleasanton, California 95488.

                                          By Order of the Board of Directors

                                          /s/ Nelson Caldwell

                                          Nelson Caldwell
                                          Vice President Finance, Chief
                                           Financial Officer and Secretary

Pleasanton, California
Dated: April 9, 2001

                                  Appendix A

                        CHARTER OF THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS

                                   PURPOSES

   The purpose of the Audit Committee of the Board of Directors of Tut Systems, Inc., a Delaware corporation (the "Company"), shall be to make such examinations as are necessary to monitor the Company's system of internal controls, to provide the Company's Board of Directors with the results of its examinations and recommendations derived therefrom, to outline to the Board of Directors improvements made, or to be made, in internal accounting controls, to nominate independent auditors and to provide to the Board of Directors such additional information and materials as it may deem necessary to make the Board of Directors aware of significant financial matters which require the Board of Director's attention.

   In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors may from time to time prescribe.

                                  MEMBERSHIP

   The Audit Committee members will be appointed by, and will serve at the discretion of, the Board of Directors and will consist of at least three members of the Board of Directors, each of whom:

  1. Will be an independent director as the term is used by the National Association of Securities Dealers, Inc. (the "NASD") Rule 4200(a)(15);

  2. Will be able to read and understand fundamental financial statements, in accordance with the Nasdaq National Market Audit Committee requirements; and

  3. At least one of whom will have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a chief executive or financial officer with financial oversight responsibilities.

                               RESPONSIBILITIES

   The responsibilities of the Audit Committee shall include:

  1. Reviewing on a continuing basis the adequacy of the Company's system of internal controls;

  2. Reviewing on a continuing basis the activities, organizational structure and qualifications of the Company's internal audit function;

  3. Reviewing the independent auditors' proposed audit scope, approach and independence;

  4. Conducting a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors;

  5. Reviewing the performance of the independent auditors, who shall be accountable to the Board of Directors and the Audit Committee;

  6. Recommending the appointment of independent auditors to the Board of Directors;

  7. Reviewing fee arrangements with the independent auditors;

  8. Reviewing before release the audited financial statements and Management's Discussion and Analysis in the Company's annual report on Form 10-K;

  9. Reviewing before release the unaudited quarterly operating results in the Company's quarterly earnings release;

  10. Overseeing compliance with rule 10-01(d) of Regulation S-X and Item 310(b) of Regulation S-B to assure that the Company's interim financial statements have been reviewed by an independent public accountant prior to the Company's filing its Form 10-Q or 10QSB;

  11. Overseeing compliance with the requirements of the Securities and Exchange Commission for disclosure of independent auditor's services and audit committee members and activities;

  12. Overseeing of compliance with the Company's Standards of Business Conduct and with the Foreign Corrupt Practices Act;

  13. Reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company's financial statements;

  14. Providing oversight and review of the Company's asset management policies, including an annual review of the Company's investment policies and performance for cash and short-term investments;

  15. If necessary, instituting special investigations and, if appropriate, hiring special counsel or experts to assist;

  16. Reviewing related party transactions for potential conflicts of interest;

  17. Providing a report in the Company's proxy statement in accordance with the requirements of Item 306 of Regulations S-K and S-B and Item 7(e)(3) of Schedule 14A; and

  18. Performing other oversight functions as requested by the full Board of Directors.

   In addition to the above responsibilities, the Audit Committee will undertake such other duties as the Board of Directors may delegate to it and will report, at least annually, to the Board of Directors regarding the Committee's examinations and recommendations.

                                   MEETINGS

   The Audit Committee will meet at least four times each year. The Audit Committee may establish its own schedule and shall provide such schedule to the Board of Directors in advance.

   The Audit Committee will meet separately with the Company's president and separately with the Company's chief financial officer at least annually to review the financial controls of the Company. The Audit Committee will meet with the independent auditors of the Company at such times as it deems appropriate to review the independent auditor's examination and management report.

                                    MINUTES

   The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

                               TUT SYSTEMS, INC.
                           5964 W. Las Positas Blvd.
                         Pleasanton, California 95488

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                             OF TUT SYSTEMS, INC.

     I hereby appoint Nelson Caldwell, as proxyholder, with the full power of substitution and resubstitution, and hereby authorize him to represent me and to vote for me as designated on the reverse side, at the annual meeting (the "Annual Meeting") of Tut Systems, Inc., a Delaware corporation (the "Company"), to be held on May 16, 2000, at 10:00 a.m., local time, at the Four Points Sheraton, 5115 Hopyard Road, Pleasanton, California, and at any postponement or any adjournment thereof.

     This proxy when properly executed will be voted in the manner directed below, or if no direction is indicated below, in accordance with the recommendation of the Board of Directors on each proposal. This proxy will be voted, in the discretion of the proxyholder, upon such other business as may properly come before the Annual Meeting or any adjournment thereof.


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING:

(1)  The election of directors:

               FOR                    WITHHOLD AUTHORITY
          all nominees                  to vote for all            *EXCEPTIONS
          listed below               nominees listed below

               [ ]                           [ ]                       [ ]

     Nominees:    Salvatore D'Auria, Roger Moore and Saul Rosenzweig

     (INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)

     *Exceptions_____________________________________________________________

(2) The proposal to ratify the appointment by the Board of Directors of PricewaterhouseCoopers LLP as the Company's independent auditors for the 2001 fiscal year:

              FOR                         AGAINST                    ABSTAIN
              [ ]                           [ ]                        [ ]

     The undersigned hereby acknowledges receipt of the Proxy Statement dated April 9, 2001 and hereby revokes any proxy or proxies heretofore given to vote at said meeting or any adjournment thereof.

  (PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED SELF-ADDRESSED AND
                             POSTMARKED ENVELOPE)

Signature _______________________               Date ___________, 2001
Name ____________________________
(Please print)